UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2018
Federal Home Loan Bank of Topeka
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(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Executive Incentive Compensation Plan Targets
On January 16, 2018, the Federal Housing Finance Agency (Finance Agency) informed Federal Home Loan Bank of Topeka (FHLBank) of its non-objection to FHLBank’s 2018 Goal Metrics, Metric Performance Ranges, Participant Eligibility and Metric Weights (the Target Document) adopted by the board of directors of FHLBank (Board) on December 15, 2017, to the Executive Incentive Compensation Plan (EICP). The EICP establishes two performance periods. Participants may earn a “Cash Incentive” during the “Base Performance Period” and may also earn a “Deferred Incentive” during the “Deferral Performance Period.” The Target Document covers the 2018 “Base Performance Period” (January 1, 2018 through December 31, 2018) and the 2019 - 2021 “Deferral Performance Period” (January 1, 2019 through December 31, 2021).

For each Base Performance Period, the Board establishes a “Total Base Opportunity” for participants in the EICP. The Total Base Opportunity is equal to a percentage of a participant’s salary at the beginning of the Base Performance Period that may be awarded to a participant as incentive compensation for FHLBank achieving performance levels under each performance measure identified in the Target Document during the Base Performance Period.

Annually, the Board is responsible for establishing performance measures by approving targets that set forth the Total Base Opportunity, the performance measures, and other applicable terms and conditions for the operation of the EICP for the applicable fiscal year. The Target Document defines three achievement levels for each Performance Measure: Threshold, Target and Optimum. Performance between Threshold-Target and Target-Optimum is calculated by linear interpolation.

Eligibility for the EICP is limited to a select group of key management or other highly-compensated employees. The Target Document establishes three levels of participation by participants based on the participant’s position and responsibility as set forth in the Target Document. The Total Base Opportunity for the three levels of participation is as follows:

Participant	Total Base Opportunity
	Threshold	Target	Optimum
Level 1
CEO	35	70	105
Level 2
General Counsel	27.5	55	82.5
Chief Financial Officer (CFO)	27.5	55	82.5
Chief Administrative Officer (CAO)	27.5	55	82.5
Level 3
Chief Information Officer (CIO)	25	50	75

In the event FHLBank’s performance during the Base Performance Period results in the achievement of a Total Base Opportunity that exceeds 100% of a participant’s base salary at the start of the Base Performance Period, the Target Document provides that the Total Base Opportunity is capped at 100% of the participant’s base salary.

The Target Document establishes separate metrics for the Base Performance Period and the Deferral Performance Period. The Base Performance Period Metrics are measured by the results achieved by FHLBank in attaining specified performance levels in the following six areas:

•	Adjusted Return Spread on Total Regulatory Capital;

•	Net Income after Capital Charge;

•	Retained Earnings;

•	Diversity and Inclusion;

•	Risk Management - Market, Credit, Liquidity; and

•	Risk Management - Compliance, Business, Operations.

The targets are measured by the results achieved by FHLBank in attaining specified performance levels in the six areas, which are weighted as follows for each participant:

Objective	CEO / CFO	General Counsel / CAO / CIO
1.Adjusted Return Spread on Total Regulatory Capital	20%	15%
2.Net Income after Capital Charge	20%	15%
3.Retained Earnings	10%	10%
4.Diversity and Inclusion	10%	10%
5.Risk Management - Market, Credit, Liquidity	20%	25%
6.Risk Management - Compliance, Business, Operations	20%	25%
Total	100%	100%

The Deferral Performance Period is the three-year period over which FHLBank’s performance is measured based on parameters set forth in the Target Document and during which a Deferred Incentive can be earned. The Deferred Incentive means 50% of the Total Base Opportunity, which is deferred for the Deferral Performance Period and is subject to adjustment based on the extent of achievement of the Performance Measures during the Deferral Performance Period. The Deferral Performance Period Metrics are measured by evaluating the following:

Minimum Requirement for Receiving a Final Deferred Incentive Award
In order for Participants to be eligible to receive a Final Deferred Incentive Award for the 2019-2021 Deferral Performance Period, FHLBank must have a Market Value of Equity (MVE) of not less than 100 percent of FHLBank’s Total Regulatory Capital Stock (TRCS) outstanding (as defined in FHLBank’s Risk Management Policy), as of the last day of the Deferral Performance Period. Upon determining FHLBank has achieved this minimum requirement, the calculation of the Final Deferred Incentive Award amounts shall be measured by evaluating the following:

	Threshold	Target	Optimum
Total Return	10/11 or 11/11 vs FHLBanks	5/11 vs FHLBanks	2/11 or 1/11 vs FHLBanks
Deferred Incentive
Performance Measure Percentage	75%	100%	125%
Weighting	0.50	0.50	0.50
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$	$

MVE / Total Regulatory Capital (TRC)	10/11 or 11/11 vs FHLBanks	5/11 vs FHLBanks	2/11 or 1/11 vs FHLBanks
Deferred Incentive
Performance Measure Percentage	75%	100%	125%
Weighting	0.50	0.50	0.50
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$	$
Final Deferred Incentive Award (Dollar value for Total Return + Dollar Value for MVE/TRC)

Total awards payable under the Target Document are not determinable at this time.

The foregoing summary of the Target Document is qualified in its entirety by reference to the Target Document attached hereto as Exhibit 10.1 and incorporated herein by reference.

Non-NEO Executive Incentive Compensation Plan and 2018 Targets
Effective upon Finance Agency non-objection to the 2018 EICP Targets, FHLBank’s President and CEO approved amendments to the Non-NEO Executive Incentive Compensation Plan (Non-NEO EICP) and the Goal Metrics, Metric Performance Ranges, Participant Eligibility and Metric Weights for the Non-NEO EICP (Non-NEO Targets). Eligibility for the Non-NEO EICP is limited to a select group of key employees, and its intent, general terms and the performance periods and types of incentives are substantially similar to the EICP, however, the approval of that plan, the participants in the plan, and each participant’s Target Total Base Opportunity and payouts under that plan are approved by the CEO rather than the Compensation Committee or the Board. FHLBank’s Chief Accounting Officer (Accounting Officer) is a participant in the Non-NEO EICP.

The Non-NEO Targets cover the 2018 “Base Performance Period” (January 1, 2018 through December 31, 2018) and the 2019 - 2021 “Deferral Performance Period” (January 1, 2019 through December 31, 2021) and establish the performance measures, and other applicable terms and conditions for the operation of the Non-NEO EICP for the applicable fiscal year. The Non NEO Targets: (i) define three potential achievement levels for each Performance Measure: Threshold, Target and Optimum. Performance between Threshold-Target and Target-Optimum is calculated by linear interpolation; (ii) establish separate metrics for the Base Performance Period and the Deferral Performance Period and the weights assigned to those metrics, and (iii) the requirements for participants to be paid their respective cash incentive for the “Base Performance Period” and the “Deferred Performance Period”.

The foregoing summary of the Non-NEO EICP and the Non-NEO Targets is qualified in its entirety by reference to the Non-NEO EICP and the Non-NEO Targets attached hereto as Exhibit 10.2 and Exhibit 10.3 and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 2018 Executive Incentive Compensation Plan Targets, dated December 15, 2017.
10.2 Non-NEO Executive Incentive Compensation Plan, approved effective January 16, 2018.
10.3* 2018 Non-NEO Executive Incentive Compensation Plan Targets, approved effective January 16, 2018.
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*Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

January 22, 2018	By: /s/ Patrick C.Doran
Patrick C. Doran
EVP, Chief Compliance and Ethics Officer and General Counsel